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                          LIR PREMIER MONEY MARKET FUND
                     LIR PREMIER TAX-FREE MONEY MARKET FUND

                Supplement to the Prospectus dated April 12, 2001

                                                                   April 8, 2002


Dear Investor,

This is a supplement to the prospectus of the funds listed above, each a series of Brinson Money Series (the "Trust"). The purpose of this supplement is to notify you of (1) changes to the Trust's name, (2) changes to the name of the company that serves as the funds' investment advisor, administrator and principal underwriter, and (3) changes to the LIR Premier Tax-Free Money Market Fund's investment policies to comply with a new rule of the Securities and Exchange Commission.

     1.  Trust Name Change.

         o Effective April 8, 2002, Brinson Money Series has changed its name to "UBS Money Series."

     2.  Investment Advisor, Administrator and Principal Underwriter Name
         Change.

         Effective April 8, 2002, Brinson Advisors, Inc., the funds' investment advisor, administrator and principal underwriter, has changed its name to "UBS Global Asset Management (US) Inc." References to "Brinson Advisors, Inc." are replaced with "UBS Global Asset Management (US) Inc." References to "Brinson Advisors" are replaced with "UBS Global AM."

     3.  Investment Policy Change.

         LIR Premier Tax-Free Money Market Fund

         o The last two sentences in the second paragraph of the section entitled "Principal Investment Strategies" on page 6 are replaced with the following:

                Under normal circumstances, the fund will invest at least 80% of its net assets in investments the income from which is exempt from federal income tax. Under normal circumstances, the fund may invest only up to 20% of its net assets in Municipal Securities that pay interest that is an item of tax preference for purposes of the alternative minimum tax.



                                                                    Item #ZS-134






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                          LIR PREMIER MONEY MARKET FUND
                     LIR PREMIER TAX-FREE MONEY MARKET FUND

   Supplement to the Statement of Additional Information dated April 12, 2001

                                                                   April 8, 2002


Dear Investor,

This is a supplement to the Statement of Additional Information of the funds listed above, each a series of Brinson Money Series (the "Trust"). The purpose of this supplement is to notify you of (1) a change to the name of the Trust,
(2) a change to the name of the company that serves as the funds' investment advisor, administrator and principal underwriter and the name of a related firm,
(3) changes to the LIR Premier Tax-Free Money Market Fund's investment policies to comply with a new rule of the Securities and Exchange Commission, and (4) a change of counsel for the funds.

     1.  Trust Name Change.

         o Effective April 8, 2002, Brinson Money Series has changed its name to "UBS Money Series."

         o Under "Prior Names" on page 30, the following is added before the first sentence:

            "Prior to April 8, 2002, the name of the Trust was "Brinson Money Series." Prior to May 10, 2001, the name of the Trust was "Mitchell Hutchins LIR Money Series."

     2. Name Changes - Investment Advisor, Administrator and Principal Underwriter and a Related Firm.

         Effective April 8, 2002, Brinson Advisors, Inc., the funds' investment advisor, administrator and principal underwriter, has changed its name to "UBS Global Asset Management (US) Inc." References to "Brinson Advisors, Inc." are replaced with "UBS Global Asset Management (US) Inc." References to "Brinson Advisors" are replaced with "UBS Global AM."

         Also, effective April 8, 2002, Brinson Partners, Inc., an affiliate of UBS Global Asset Management (US) Inc., is changing its name to "UBS Global Asset Management (Americas) Inc." Any references in the Statement of Additional Information to "Brinson Partners, Inc." are replaced with "UBS Global Asset Management (Americas) Inc." References to "Brinson Partners" are replaced with "UBS Global AM (Americas)."






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     3.  Investment Policy Change.

         LIR Premier Tax-Free Money Market Fund

         The Trust's board approved modifications to the fund's investment policies as a result of a new rule promulgated by the Securities and Exchange Commission. This rule generally requires a fund with a name suggesting that it focuses on a particular type of investment (e.g. a fund calling itself ABC Stock Fund, the XYZ Bond Fund, or the QRS U.S. Government Fund) to invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in the type of investment suggested by its name. The changes to the fund's investment policies take effect on April 8, 2002. These changes are not expected to materially affect portfolio management.

         o Replace the last two sentences in the seventh paragraph of the section entitled "The Funds and Their Investment Policies" on page 2 with the following:

                Under normal circumstances, the fund will invest at least 80% of its net assets in investments the income from which is exempt from federal income tax. This policy may not be changed without shareholder approval. In addition, under normal circumstances, the fund may invest only up to 20% of its net assets in Municipal Securities that pay interest that is an item of tax preference for purposes of the alternative minimum tax. Municipal Securities are for these purposes money market instruments issued by states, municipalities, public authorities and other issuers, the interest on which is exempt from federal income tax. Municipal Securities include (1) municipal commercial paper, (2) municipal bonds and notes and (3) variable and floating rate municipal securities.

                The fund will interpret these new policies as if the following phrase appeared immediately after the words "net assets" "(plus the amount of any borrowing for investment purposes)."


     4.  Counsel.

         The paragraph under "Counsel" on page 30 of the Statement of Additional Information is replaced in its entirety by the following:

                The law firm of Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006-2401, serves as counsel to the funds. Dechert also acts as counsel to UBS Global AM in connection with other matters. Willkie Farr & Gallagher, 787 Seventh Avenue, New York, NY 10019, serves as independent counsel to the Independent Trustees.


                                                                   Item # ZS-135